EXHIBIT 99.1

Brookline Bancorp Announces Fourth Quarter Results

Net Income of $29.7 million, EPS of $0.39

BOSTON, Jan. 25, 2023 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $29.7 million, or $0.39 per basic and diluted share, for the fourth quarter of 2022, compared to $30.1 million, or $0.39 per basic and diluted share, for the third quarter of 2022, and $28.5 million, or $0.37 per basic and diluted share, for the fourth quarter of 2021.

For the year ended December 31, 2022, the Company reported net income of $109.7 million, or $1.42 per basic and diluted share. This compared to $115.4 million, or $1.48 per basic and diluted share, for the year ended December 31, 2021.

Paul Perrault, Chairman and Chief Executive Officer, commented on the Company’s performance, “Brookline Bancorp had an excellent year in 2022. We again finished the year with exceptional loan growth and are well positioned as we look forward to 2023. We are pleased to welcome PCSB Bank to our family of banks and look forward to their contributions to our Company in the years to come. I would like to recognize the continued contributions of our colleagues to our Company in 2022."

BALANCE SHEET

Total assets at December 31, 2022 increased $526.8 million to $9.2 billion from $8.7 billion at September 30, 2022, and increased $619.9 million from $8.6 billion at December 31, 2021.

At December 31, 2022, total loans and leases were $7.6 billion, representing an increase of $223.1 million from September 30, 2022, and an increase of $489.9 million from December 31, 2021. The loan portfolio grew $223.1 million in the fourth quarter compared to growth of $129.4 million in the third quarter.

Total investment securities at December 31, 2022 decreased $18.9 million to $656.8 million from $675.7 million at September 30, 2022, and decreased $64.1 million from $720.9 million at December 31, 2021. Total cash and cash equivalents at December 31, 2022 increased $270.5 million to $383.0 million from $112.5 million at September 30, 2022, and increased $55.3 million from $327.7 million at December 31, 2021. As of December 31, 2022, total investment securities and total cash and cash equivalents represented 11.3 percent of total assets as compared to 9.1 percent and 12.2 percent as of September 30, 2022 and December 31, 2021, respectively.

Total deposits at December 31, 2022 decreased $213.5 million to $6.5 billion from $6.7 billion at September 30, 2022 and decreased $527.8 million from $7.0 billion at December 31, 2021.

Total borrowed funds at December 31, 2022 increased $673.9 million to $1.4 billion from $0.8 billion at September 30, 2022 and increased $1.0 billion from $0.4 billion at December 31, 2021.

The ratio of stockholders’ equity to total assets was 10.76 percent at December 31, 2022, as compared to 11.08 percent at September 30, 2022, and 11.57 percent at December 31, 2021. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 9.16 percent at December 31, 2022, as compared to 9.39 percent at September 30, 2022, and 9.87 percent at December 31, 2021. Tangible book value per common share (non-GAAP) increased $0.37 from $10.43 at September 30, 2022 to $10.80 at December 31, 2022, compared to $10.73 at December 31, 2021.

NET INTEREST INCOME

Net interest income increased $2.0 million to $80.0 million during the fourth quarter of 2022 from $78.0 million for the quarter ended September 30, 2022. The net interest margin increased 1 basis point to 3.81 percent for the three months ended December 31, 2022 from 3.80 percent for the three months ended September 30, 2022.

NON-INTEREST INCOME

Total non-interest income for the quarter ended December 31, 2022 increased $2.3 million to $9.1 million from $6.8 million for the quarter ended September 30, 2022. The increase was primarily driven by increases of $1.7 million in gain on sales of loans and leases, $0.5 million in other non-interest income, $0.3 million in gain on securities, net, $0.2 million in deposit fees, and $0.1 million in loan fees, partially offset by a decrease of $0.6 million in loan level derivative income, net.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $5.7 million for the quarter ended December 31, 2022, compared to $2.8 million for the quarter ended September 30, 2022. The $2.9 million increase in provision for credit losses, or 3 cents per share after tax, was due to strong growth in loans and commitments.

Total net charge-offs for the fourth quarter of 2022 were $0.3 million compared to total net recoveries of $0.2 million in the third quarter of 2022. The increase was primarily driven by an increase in net charge-offs on equipment financing loans of $0.5 million. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 2 basis points for the fourth quarter of 2022 from a negative 1 basis point for the third quarter of 2022.

The allowance for loan and lease losses represented 1.29 percent of total loans and leases at December 31, 2022, compared to 1.27 percent at September 30, 2022, and 1.38 percent at December 31, 2021.

ASSET QUALITY

The ratio of total nonperforming loans and leases to total loans and leases was 0.19 percent at December 31, 2022 as compared to 0.24 percent at September 30, 2022. Total nonaccrual loans and leases decreased $2.8 million to $14.9 million at December 31, 2022 from $17.7 million at September 30, 2022. The ratio of nonperforming assets to total assets was 0.17 percent at December 31, 2022 as compared to 0.21 percent at September 30, 2022. Total nonperforming assets decreased $3.0 million to $15.3 million at December 31, 2022 from $18.3 million at September 30, 2022.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended December 31, 2022 increased $2.2 million to $47.2 million from $45.0 million for the quarter ended September 30, 2022. The increase was primarily driven by increases of $1.2 million in compensation and employee benefits, $0.7 million in equipment and data processing expense, $0.5 million in professional services expense, $0.3 million in FDIC insurance expense, $0.2 million in other non-interest expense, and $0.1 million in occupancy expense, partially offset by a decrease of $0.4 million in merger and acquisition expense and a decrease of $0.3 million in advertising and marketing expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 17.8 percent and 21.6 percent for the three and twelve months ended December 31, 2022 compared to 18.7 percent for the three months ended September 30, 2022 and 25.9 percent and 25.3 percent for the three and twelve months ended December 31, 2021.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets decreased to 1.34 percent during the fourth quarter of 2022 compared to 1.40 percent for the third quarter of 2022; and was 1.27 percent for the year ended December 31, 2022, compared to 1.36 percent for the year ended December 31, 2021.

The annualized return on average tangible stockholders' equity decreased to 14.48 percent during the fourth quarter of 2022 compared to 14.72 percent for the third quarter of 2022; and was 13.35 percent for the year ended December 31, 2022 compared to 14.35 percent for the year ended December 31, 2021.

DIVIDEND DECLARED

The Company’s Board approved a dividend of $0.135 per share for the quarter ended December 31, 2022. The dividend will be paid on February 24, 2023 to stockholders of record on February 10, 2023.

PCSB ACQUISITION

On January 1, 2023, the Company completed its previously announced acquisition (the “merger”) of PCSB Financial Corporation (“PCSB”). Pursuant to the merger agreement, each share of PCSB common stock outstanding at the effective time of the merger was converted into the right to receive, at the holder’s election, either $22.00 in cash consideration or 1.3284 shares of Company common stock for each share of PCSB common stock, subject to allocation procedures to ensure that 60% of the outstanding shares of PCSB common stock was converted to Company common stock. PCSB’s bank subsidiary, PCSB Bank, now operates as a separate subsidiary of the Company and has 15 banking offices throughout the Lower Hudson Valley of New York State.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, January 26, 2023 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/914981409. To listen to the call without access to the slides, please dial 844-200-6205 (United States) or 929-526-1599 (internationally) and ask for the Brookline Bancorp, Inc. call (Access Code 718736). A recording of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 929-458-6194 (internationally) and entering the passcode: 959089.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $11 billion in assets and branch locations in eastern Massachusetts, Rhode Island and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, the Company’s ability to achieve the synergies and value creation contemplated by the acquisition of PCSB; turbulence in the capital and debt markets; changes in interest rates; competitive pressures from other financial institutions; general economic conditions (including inflation) on a national basis or in the local markets in which the Company operates; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, the ongoing COVID-19 pandemic and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Co-President and Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$80,030	$78,026	$71,867	$69,848	$71,461	$299,771	$282,373
Provision (credit) for credit losses	5,725	2,835	227	(160)	751	8,627	(7,837)
Non-interest income	9,056	6,834	6,928	5,529	10,699	28,347	26,989
Non-interest expense	47,225	44,959	44,871	42,487	42,909	179,542	162,608
Income before provision for income taxes	36,136	37,066	33,697	33,050	38,500	139,949	154,591
Net income	29,695	30,149	25,195	24,705	28,545	109,744	115,440

Performance Ratios:
Net interest margin (1)	3.81%	3.80%	3.56%	3.49%	3.52%	3.67%	3.49%
Interest-rate spread (1)	3.35%	3.58%	3.41%	3.31%	3.42%	3.40%	3.32%
Return on average assets (annualized)	1.34%	1.40%	1.18%	1.16%	1.35%	1.27%	1.36%
Return on average tangible assets (annualized) (non-GAAP)	1.37%	1.43%	1.21%	1.18%	1.38%	1.30%	1.38%
Return on average stockholders' equity (annualized)	12.09%	12.29%	10.32%	9.91%	11.56%	11.15%	11.93%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	14.48%	14.72%	12.39%	11.84%	13.84%	13.35%	14.35%
Efficiency ratio (2)	53.01%	52.98%	56.95%	56.37%	52.23%	54.72%	52.56%

Per Common Share Data:
Net income — Basic	$0.39	$0.39	$0.33	$0.32	$0.37	$1.42	$1.48
Net income — Diluted	0.39	0.39	0.33	0.32	0.37	1.42	1.48
Cash dividends declared	0.135	0.135	0.130	0.130	0.125	0.530	0.490
Book value per share (end of period)	12.91	12.54	12.63	12.65	12.82	12.91	12.82
Tangible book value per common share (end of period) (non-GAAP)	10.80	10.43	10.51	10.56	10.73	10.80	10.73
Stock price (end of period)	14.15	11.65	13.31	15.82	16.19	14.15	16.19

Balance Sheet:
Total assets	$9,222,553	$8,695,708	$8,514,230	$8,633,736	$8,602,622	$9,222,553	$8,602,622
Total loans and leases	7,644,388	7,421,304	7,291,912	7,223,130	7,154,457	7,644,388	7,154,457
Total deposits	6,522,146	6,735,605	6,894,457	7,094,378	7,049,906	6,522,146	7,049,906
Total stockholders’ equity	992,125	963,618	968,496	981,935	995,342	992,125	995,342

Asset Quality:
Nonperforming assets	$15,302	$18,312	$21,259	$26,506	$33,177	$15,302	$33,177
Nonperforming assets as a percentage of total assets	0.17%	0.21%	0.25%	0.31%	0.39%	0.17%	0.39%
Allowance for loan and lease losses	$98,482	$94,169	$93,188	$95,463	$99,084	$98,482	$99,084
Allowance for loan and lease losses as a percentage of total loans and leases	1.29%	1.27%	1.28%	1.32%	1.38%	1.29%	1.38%
Net loan and lease charge-offs (recoveries)	$310	$(179)	$1,242	$1,947	$2,124	$3,320	$5,734
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.02%	(0.01)%	0.07%	0.11%	0.12%	0.05%	0.08%

Capital Ratios:
Stockholders’ equity to total assets	10.76%	11.08%	11.38%	11.37%	11.57%	10.76%	11.57%
Tangible stockholders’ equity to tangible assets (non-GAAP)	9.16%	9.39%	9.65%	9.67%	9.87%	9.16%	9.87%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$191,767	$65,638	$50,429	$89,032	$66,265
Short-term investments	191,192	46,873	39,900	204,239	261,472
Total cash and cash equivalents	382,959	112,511	90,329	293,271	327,737
Investment securities available-for-sale	656,766	675,692	717,818	730,562	720,866
Total investment securities	656,766	675,692	717,818	730,562	720,866
Loans and leases:
Commercial real estate loans	4,404,148	4,269,512	4,225,754	4,235,325	4,103,040
Commercial loans and leases	2,016,499	1,933,645	1,860,182	1,800,383	1,887,136
Consumer loans	1,223,741	1,218,147	1,205,976	1,187,422	1,164,281
Total loans and leases	7,644,388	7,421,304	7,291,912	7,223,130	7,154,457
Allowance for loan and lease losses	(98,482)	(94,169)	(93,188)	(95,463)	(99,084)
Net loans and leases	7,545,906	7,327,135	7,198,724	7,127,667	7,055,373
Restricted equity securities	71,307	44,760	35,406	29,066	28,981
Premises and equipment, net of accumulated depreciation	71,391	69,912	69,557	69,365	70,359
Right-of-use asset operating leases	19,484	18,614	18,226	19,571	20,508
Deferred tax asset	52,237	56,894	50,736	46,886	38,987
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	1,781	1,902	2,022	2,142	2,276
Other real estate owned and repossessed assets	408	591	507	990	718
Other assets	259,887	227,270	170,478	153,789	176,390
Total assets	$9,222,553	$8,695,708	$8,514,230	$8,633,736	$8,602,622
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,802,518	$1,848,562	$1,845,365	$1,903,331	$1,888,462
NOW accounts	544,118	597,870	628,791	627,904	604,097
Savings accounts	762,271	824,789	894,926	967,183	915,804
Money market accounts	2,174,952	2,405,680	2,402,992	2,432,377	2,358,306
Certificate of deposit accounts	928,143	924,771	1,006,786	1,048,036	1,117,695
Brokered deposit accounts	310,144	133,933	115,597	115,547	165,542
Total deposits	6,522,146	6,735,605	6,894,457	7,094,378	7,049,906
Borrowed funds:
Advances from the FHLBB	1,237,823	557,895	307,967	201,236	147,907
Subordinated debentures and notes	84,044	84,008	83,970	83,934	83,897
Other borrowed funds	110,785	116,865	86,263	107,727	125,517
Total borrowed funds	1,432,652	758,768	478,200	392,897	357,321
Operating lease liabilities	19,484	18,614	18,226	19,571	20,508
Mortgagors’ escrow accounts	5,607	5,785	5,771	5,780	6,296
Reserve for unfunded credits	20,602	19,555	17,511	16,305	14,794
Accrued expenses and other liabilities	229,937	193,763	131,569	122,870	158,455
Total liabilities	8,230,428	7,732,090	7,545,734	7,651,801	7,607,280
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	736,074	735,119	738,544	737,658	736,826
Retained earnings, partially restricted	412,019	392,779	372,677	357,576	342,639
Accumulated other comprehensive income	(61,947)	(70,227)	(44,977)	(29,322)	(110)
Treasury stock, at cost;
7,731,445 shares, 7,730,945 shares, 7,995,888 shares, 7,037,464 shares, and 7,037,464 shares, respectively	(94,873)	(94,866)	(98,525)	(84,718)	(84,718)
Unallocated common stock held by the Employee Stock Ownership Plan;
0 shares, 4,833 shares, 11,442 shares, 18,051 shares, and 24,660 shares, respectively	0	(39)	(75)	(111)	(147)
Total stockholders' equity	992,125	963,618	968,496	981,935	995,342
Total liabilities and stockholders' equity	$9,222,553	$8,695,708	$8,514,230	$8,633,736	$8,602,622

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$98,386	$84,375	$74,287	$71,721	$73,560
Debt securities	3,497	3,337	3,249	2,996	2,972
Marketable and restricted equity securities	766	467	337	328	325
Short-term investments	754	464	156	66	88
Total interest and dividend income	103,403	88,643	78,029	75,111	76,945
Interest expense:
Deposits	14,185	7,354	4,282	3,771	4,055
Borrowed funds	9,188	3,263	1,880	1,492	1,429
Total interest expense	23,373	10,617	6,162	5,263	5,484
Net interest income	80,030	78,026	71,867	69,848	71,461
Provision (credit) for credit losses	5,725	2,835	227	(160)	751
Net interest income after provision for credit losses	74,305	75,191	71,640	70,008	70,710
Non-interest income:
Deposit fees	2,916	2,759	2,744	2,500	2,653
Loan fees	446	349	666	747	448
Loan level derivative income, net	670	1,275	1,615	686	3,981
Gain (loss) on investment securities, net	321	—	—	—	(32)
Gain on sales of loans and leases held-for-sale	2,612	889	291	344	1,933
Other	2,091	1,562	1,612	1,252	1,716
Total non-interest income	9,056	6,834	6,928	5,529	10,699
Non-interest expense:
Compensation and employee benefits	29,525	28,306	28,772	26,884	28,598
Occupancy	4,005	3,906	3,807	4,284	3,558
Equipment and data processing	5,758	5,066	4,931	5,078	4,576
Professional services	1,546	1,069	1,219	1,226	1,151
FDIC insurance	1,001	709	739	728	617
Advertising and marketing	1,052	1,337	1,319	1,272	880
Amortization of identified intangible assets	120	120	120	134	208
Merger and acquisition expense	641	1,073	535	—	—
Other	3,577	3,373	3,429	2,881	3,321
Total non-interest expense	47,225	44,959	44,871	42,487	42,909
Income before provision for income taxes	36,136	37,066	33,697	33,050	38,500
Provision for income taxes	6,441	6,917	8,502	8,345	9,955
Net income	$29,695	$30,149	$25,195	$24,705	$28,545
Earnings per common share:
Basic	$0.39	$0.39	$0.33	$0.32	$0.37
Diluted	$0.39	$0.39	$0.33	$0.32	$0.37
Weighted average common shares outstanding during the period:
Basic	76,841,655	76,779,038	77,091,013	77,617,227	77,610,608
Diluted	77,065,076	77,007,971	77,419,288	77,926,822	77,864,097
Dividends paid per common share	$0.135	$0.130	$0.130	$0.125	$0.125

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Twelve Months Ended December 31,
	2022	2021
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$328,769	$297,927
Debt securities	13,079	12,178
Marketable and restricted equity securities	1,898	1,172
Short-term investments	1,440	252
Total interest and dividend income	345,186	311,529
Interest expense:
Deposits	29,592	20,713
Borrowed funds	15,823	8,443
Total interest expense	45,415	29,156
Net interest income	299,771	282,373
Provision (credit) for credit losses	8,627	(7,837)
Net interest income after provision for credit losses	291,144	290,210
Non-interest income:
Deposit fees	10,919	10,578
Loan fees	2,208	2,095
Loan level derivative income, net	4,246	4,680
Gain (loss) on investment securities, net	321	(38)
Gain on sales of loans and leases held-for-sale	4,136	3,737
Other	6,517	5,937
Total non-interest income	28,347	26,989
Non-interest expense:
Compensation and employee benefits	113,487	106,786
Occupancy	16,002	14,961
Equipment and data processing	20,833	18,322
Professional services	5,060	4,694
FDIC insurance	3,177	2,980
Advertising and marketing	4,980	4,167
Amortization of identified intangible assets	494	876
Merger and acquisition expense	2,249	—
Other	13,260	9,822
Total non-interest expense	179,542	162,608
Income before provision for income taxes	139,949	154,591
Provision for income taxes	30,205	39,151
Net income	$109,744	$115,440
Earnings per common share:
Basic	$1.42	$1.48
Diluted	$1.42	$1.48
Weighted average common shares outstanding during the period:
Basic	77,079,278	77,974,851
Diluted	77,351,834	78,243,416
Dividends paid per common share	$0.520	$0.480

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)

	At and for the Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$607	$3,136	$6,470	$8,313	$10,848
Construction	707	—	—	—	—
Total commercial real estate loans	1,314	3,136	6,470	8,313	10,848

Commercial	464	618	892	1,366	2,318
Equipment financing	9,653	10,544	10,183	11,685	15,014
Condominium association	58	64	71	77	84
Total commercial loans and leases	10,175	11,226	11,146	13,128	17,416

Residential mortgage	2,680	2,741	2,412	3,394	3,909
Home equity	723	616	721	680	285
Other consumer	2	2	3	1	1
Total consumer loans	3,405	3,359	3,136	4,075	4,195

Total nonaccrual loans and leases	14,894	17,721	20,752	25,516	32,459

Other repossessed assets	408	591	507	990	718
Total nonperforming assets	$15,302	$18,312	$21,259	$26,506	$33,177

Loans and leases past due greater than 90 days and still accruing	$33	$9,583	$266	$4	$1

Troubled debt restructurings on accrual	16,385	9,728	11,524	10,858	12,580
Troubled debt restructurings on nonaccrual	3,527	4,449	5,097	5,189	6,709
Total troubled debt restructurings	$19,912	$14,177	$16,621	$16,047	$19,289

Nonperforming loans and leases as a percentage of total loans and leases	0.19%	0.24%	0.28%	0.35%	0.45%
Nonperforming assets as a percentage of total assets	0.17%	0.21%	0.25%	0.31%	0.39%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$94,169	$93,188	$95,463	$99,084	$102,515
Charge-offs	(658)	(598)	(1,533)	(2,344)	(2,562)
Recoveries	348	777	291	397	438
Net (charge-offs) recoveries	(310)	179	(1,242)	(1,947)	(2,124)
Provision (credit) for loan and lease losses excluding unfunded commitments *	4,623	802	(1,033)	(1,674)	(1,307)
Allowance for loan and lease losses at end of period	$98,482	$94,169	$93,188	$95,463	$99,084

Allowance for loan and lease losses as a percentage of total loans and leases	1.29%	1.27%	1.28%	1.32%	1.38%

NET CHARGE-OFFS (RECOVERIES):
Commercial real estate loans	$(6)	$(6)	$(6)	$31	$—
Commercial loans and leases	320	(179)	1,254	1,948	2,143
Consumer loans	(4)	6	(6)	(32)	(19)
Total net charge-offs (recoveries)	$310	$(179)	$1,242	$1,947	$2,124

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.02%	(0.01)%	0.07%	0.11%	0.12%

*Provision for loan and lease losses does not include provision of $1.0 million, $2.0 million, $1.2 million, $1.5 million, and $2.1 million for credit losses on unfunded commitments during the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021 respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Three Months Ended
	December 31, 2022			September 30, 2022			December 31, 2021
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$665,969	$3,497	2.10%	$714,226	$3,337	1.87%	$727,734	$2,972	1.63%
Marketable and restricted equity securities (2)	52,093	766	5.88%	36,525	467	5.12%	27,019	325	4.81%
Short-term investments	60,385	754	5.00%	66,257	464	2.80%	224,573	88	0.16%
Total investments	778,447	5,017	2.58%	817,008	4,268	2.09%	979,326	3,385	1.38%
Loans and Leases:
Commercial real estate loans (3)	4,341,929	53,088	4.78%	4,239,155	44,729	4.13%	3,996,647	35,762	3.50%
Commercial loans (3)	797,312	10,541	5.18%	731,095	8,492	4.55%	820,932	10,146	4.84%
Equipment financing (3)	1,200,911	20,816	6.93%	1,157,829	19,042	6.58%	1,092,457	18,175	6.65%
Residential mortgage loans (3)	842,860	8,051	3.82%	826,969	7,560	3.66%	796,326	6,785	3.41%
Other consumer loans (3)	382,196	5,940	6.15%	379,999	4,605	4.80%	368,087	2,751	2.96%
Total loans and leases	7,565,208	98,436	5.20%	7,335,047	84,428	4.60%	7,074,449	73,619	4.16%
Total interest-earning assets	8,343,655	103,453	4.96%	8,152,055	88,696	4.35%	8,053,775	77,004	3.82%
Non-interest-earning assets	513,976			434,365			408,456
Total assets	$8,857,631			$8,586,420			$8,462,231

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$583,499	257	0.18%	$607,210	579	0.38%	$528,335	101	0.08%
Savings accounts	787,021	1,155	0.58%	881,988	664	0.30%	897,821	219	0.10%
Money market accounts	2,282,217	7,711	1.34%	2,423,920	4,038	0.66%	2,430,496	1,615	0.26%
Certificates of deposit	922,250	2,865	1.23%	964,112	1,803	0.74%	1,129,645	2,072	0.73%
Brokered deposit accounts	218,188	2,197	3.99%	117,058	270	0.92%	116,611	48	0.16%
Total interest-bearing deposits	4,793,175	14,185	1.17%	4,994,288	7,354	0.58%	5,102,908	4,055	0.32%
Borrowings:
Advances from the FHLBB	736,652	6,979	3.71%	331,840	1,700	2.00%	76,786	117	0.59%
Subordinated debentures and notes	84,025	1,332	6.34%	83,989	1,295	6.17%	83,878	1,241	5.92%
Other borrowed funds	148,195	877	2.35%	89,019	268	1.20%	112,137	71	0.25%
Total borrowings	968,872	9,188	3.71%	504,848	3,263	2.53%	272,801	1,429	2.05%
Total interest-bearing liabilities	5,762,047	23,373	1.61%	5,499,136	10,617	0.77%	5,375,709	5,484	0.40%
Non-interest-bearing liabilities:
Demand checking accounts	1,843,780			1,908,459			1,892,763
Other non-interest-bearing liabilities	269,498			197,446			206,237
Total liabilities	7,875,325			7,605,041			7,474,709
Stockholders’ equity	982,306			981,379			987,522
Total liabilities and equity	$8,857,631			$8,586,420			$8,462,231
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		80,080	3.35%		78,079	3.58%		71,520	3.42%
Less adjustment of tax-exempt income		50			53			59
Net interest income		$80,030			$78,026			$71,461
Net interest margin (5)			3.81%			3.80%			3.52%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Twelve Months Ended
	December 31, 2022			December 31, 2021
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$706,580	$13,079	1.85%	$729,147	$12,178	1.67%
Marketable and restricted equity securities (2)	36,813	1,898	5.15%	34,074	1,172	3.44%
Short-term investments	104,288	1,440	1.38%	217,784	252	0.12%
Total investments	847,681	16,417	1.94%	981,005	13,602	1.39%
Loans and Leases:
Commercial real estate loans (3)	4,238,960	172,811	4.02%	3,854,357	139,451	3.57%
Commercial loans (3)	744,972	34,105	4.52%	1,020,627	47,647	4.61%
Equipment financing (3)	1,148,673	75,767	6.60%	1,081,287	71,906	6.65%
Residential mortgage loans (3)	823,512	29,726	3.61%	788,614	27,933	3.54%
Other consumer loans (3)	376,292	16,569	4.40%	369,326	11,209	3.03%
Total loans and leases	7,332,409	328,978	4.49%	7,114,211	298,146	4.19%
Total interest-earning assets	8,180,090	345,395	4.22%	8,095,216	311,748	3.85%
Non-interest-earning assets	443,313			422,984
Total assets	$8,623,403			$8,518,200

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$598,267	853	0.14%	$502,189	493	0.10%
Savings accounts	882,881	2,228	0.25%	793,141	950	0.12%
Money market accounts	2,387,670	15,392	0.64%	2,288,740	6,214	0.27%
Certificates of deposit	998,580	8,210	0.82%	1,210,451	11,758	0.97%
Brokered deposit accounts	146,038	2,909	1.99%	338,734	1,298	0.38%
Total interest-bearing deposits	5,013,436	29,592	0.59%	5,133,255	20,713	0.40%
Borrowings:
Advances from the FHLBB	340,569	9,355	2.71%	232,175	3,302	1.40%
Subordinated debentures and notes	83,971	5,133	6.11%	83,821	4,967	5.93%
Other borrowed funds	118,383	1,335	1.13%	88,818	174	0.20%
Total borrowings	542,923	15,823	2.87%	404,814	8,443	2.06%
Total interest-bearing liabilities	5,556,359	45,415	0.82%	5,538,069	29,156	0.53%
Non-interest-bearing liabilities:
Demand checking accounts	1,879,620			1,787,959
Other non-interest-bearing liabilities	203,187			224,634
Total liabilities	7,639,166			7,550,662
Stockholders’ equity	984,237			967,538
Total liabilities and equity	$8,623,403			$8,518,200
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		299,980	3.40%		282,592	3.32%
Less adjustment of tax-exempt income		209			219
Net interest income		$299,771			$282,373
Net interest margin (5)			3.67%			3.49%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

				At and for the Three Months Ended December 31,		At and for the Twelve Months Ended December 31,
				2022	2021	2022	2021
Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Net income				$29,695	$28,545	$109,744	$115,440
Less:
Security gains (losses) (after-tax)				264	(24)	252	(28)
Add:
Merger and acquisition expenses (after-tax)				527	—	1,763	—
Operating earnings				$29,958	$28,569	$111,255	$115,468

Operating earnings per common share:
Basic				$0.39	$0.37	$1.44	$1.48
Diluted				0.39	0.37	1.44	1.48

Weighted average common shares outstanding during the period:
Basic				76,841,655	77,610,608	77,079,278	77,974,851
Diluted				77,065,076	77,864,097	77,351,834	78,243,416

Return on average assets *				1.34%	1.35%	1.27%	1.36%
Less:
Security gains (after-tax) *				0.01%	—%	—%	—%
Add:
Merger and acquisition expenses (after-tax) *				0.02%	—%	0.02%	—%
Operating return on average assets *				1.35%	1.35%	1.29%	1.36%

Return on average tangible assets *				1.37%	1.38%	1.30%	1.38%
Less:
Security gains (after-tax) *				0.01%	—%	—%	—%
Add:
Merger and acquisition expenses (after-tax) *				0.02%	—%	0.02%	—%
Operating return on average tangible assets *				1.38%	1.38%	1.32%	1.38%

Return on average stockholders' equity *				12.09%	11.56%	11.15%	11.93%
Less:
Security gains (losses) (after-tax) *				0.11%	(0.01)%	0.03%	—%
Add:
Merger and acquisition expenses (after-tax) *				0.21%	—%	0.18%	—%
Operating return on average stockholders' equity *				12.19%	11.57%	11.30%	11.93%

Return on average tangible stockholders' equity *				14.48%	13.84%	13.35%	14.35%
Less:
Security gains (losses) (after-tax) *				0.13%	(0.01)%	0.03%	—%
Add:
Merger and acquisition expenses (after-tax) *				0.26%	—%	0.21%	—%
Operating return on average tangible stockholders' equity *				14.61%	13.85%	13.53%	14.35%

* Ratios at and for the three months ended are annualized.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(Dollars in Thousands)

Net income, as reported	$29,695	$30,149	$25,195	$24,705	$28,545	$109,744	$115,440

Average total assets	$8,857,631	$8,586,420	$8,515,330	$8,531,043	$8,462,231	$8,623,403	$8,518,200
Less: Average goodwill and average identified intangible assets, net	162,266	162,387	162,507	162,632	162,804	162,447	163,122
Average tangible assets	$8,695,365	$8,424,033	$8,352,823	$8,368,411	$8,299,427	$8,460,956	$8,355,078

Return on average tangible assets (annualized)	1.37%	1.43%	1.21%	1.18%	1.38%	1.30%	1.38%

Average total stockholders’ equity	$982,306	$981,379	$976,167	$997,293	$987,522	$984,237	$967,538
Less: Average goodwill and average identified intangible assets, net	162,266	162,387	162,507	162,632	162,804	162,447	163,122
Average tangible stockholders’ equity	$820,040	$818,992	$813,660	$834,661	$824,718	$821,790	$804,416

Return on average tangible stockholders’ equity (annualized)	14.48%	14.72%	12.39%	11.84%	13.84%	13.35%	14.35%

Total stockholders’ equity	$992,125	$963,618	$968,496	$981,935	$995,342	$992,125	$995,342
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	1,781	1,902	2,022	2,142	2,276	1,781	2,276
Tangible stockholders' equity	$829,917	$801,289	$806,047	$819,366	$832,639	$829,917	$832,639

Total assets	$9,222,553	$8,695,708	$8,514,230	$8,633,736	$8,602,622	$9,222,553	$8,602,622
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	1,781	1,902	2,022	2,142	2,276	1,781	2,276
Tangible assets	$9,060,345	$8,533,379	$8,351,781	$8,471,167	$8,439,919	$9,060,345	$8,439,919

Tangible stockholders’ equity to tangible assets	9.16%	9.39%	9.65%	9.67%	9.87%	9.16%	9.87%

Tangible stockholders' equity	$829,917	$801,289	$806,047	$819,366	$832,639	$829,917	$832,639

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	7,731,445	7,730,945	7,995,888	7,037,464	7,037,464	7,731,445	7,037,464
Unallocated ESOP shares	0	4,833	11,442	18,051	24,660	0	24,660
Unvested restricted shares	601,495	601,995	497,297	500,098	500,098	601,495	500,098
Number of common shares outstanding	76,844,232	76,839,399	76,672,545	77,621,559	77,614,950	76,844,232	77,614,950

Tangible book value per common share	$10.80	$10.43	$10.51	$10.56	$10.73	$10.80	$10.73

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